                                                                    EXHIBIT 99.2



                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)



In connection with the Quarterly Report of Murfreesboro Bancorp, Inc. on Form 10-QSB for the period ending June 30, 2002, as filed with the Securities and Exchange Commission ("the Report"), I, William L. Webb, Senior Vice President and Chief Financial Officer certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (3) the report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (4) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations.



         August 12, 2002                                /s/ William L. Webb
         ---------------                                -------------------
               Date                                       William L. Webb
                                                      Chief Financial Officer